Exhibit 99.2

Aspen Insurance Holdings Limited

Financial Supplement

As of December 31, 2010

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2009 excluding the represented segmental analysis. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

Aspen excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 28 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and changes in credit spreads, and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the Group’s non-functional currencies. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 28 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders’ equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share (a non-GAAP financial measure): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share is calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 28 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it takes into account the effect of dilutive securities; therefore, Aspen believes it is a better measure of calculating shareholder returns than book value per share. Please see page 26 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures):  Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 14 and 15 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited

Financial Highlights

	Three Months Ended December 31,				Twelve Months Ended December 31,
(in US$ millions except for percentages, share and per share amounts)	2010	2009	Change		2010	2009	Change

Gross written premium	$412.8	$405.7	1.8%		$2,076.8	$2,067.1	0.5%
Net written premium	$395.2	$383.4	3.1%		$1,891.1	$1,836.8	3.0%
Net earned premium	$499.7	$476.2	4.9%		$1,898.9	$1,823.0	4.2%
Net income after tax	$92.7	$126.3	(26.6%	)	$312.7	$473.9	(34.0%	)
Operating income after tax	$85.0	$129.2	(34.2%	)	$265.7	$464.3	(42.8%	)
Net investment income	$57.0	$58.2	(2.1%	)	$232.0	$248.5	(6.6%	)
Underwriting income	$23.2	$73.3	(68.3%	)	$63.1	$288.4	(78.1%	)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.18	$1.45	(18.6%	)	$3.80	$5.82	(34.7%	)
Operating income adjusted for preference share dividend	$1.08	$1.48	(27.0%	)	$3.18	$5.33	(40.3%	)
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.12	$1.40	(20.0%	)	$3.62	$5.64	(35.8%	)
Operating income adjusted for preference share dividend	$1.02	$1.44	(29.2%	)	$3.03	$5.16	(41.3%	)
Book value per ordinary share	$40.96	$35.42	15.6%		$40.96	$35.42	15.6%
Diluted book value per ordinary share (treasury stock method)	$38.90	$34.14	13.9%		$38.90	$34.14	13.9%
Weighted average number of ordinary shares outstanding (in millions of shares)	73.996	83.239	(11.1%	)	76.343	82.698	(7.7%	)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	77.733	86.412	(10.0%	)	80.016	85.327	(6.2%	)

Underwriting Ratios
Loss ratio	61.5%	47.8%			65.8%	52.0%
Policy acquisition cost ratio	18.1%	20.0%			17.3%	18.3%
Operating and administrative expense ratio	15.7%	16.9%			13.6%	13.8%
Expense ratio	33.8%	36.9%			30.9%	32.1%
Combined ratio	95.3%	84.7%			96.7%	84.1%

Return On Equity
Average equity (1)	$2,612.7	$2,639.2			$2,597.2	$2,452.4
Return on average equity
Net income adjusted for preference share dividend	3.3%	4.6%			11.2%	18.4%
Operating income adjusted for preference share dividend	3.0%	4.7%			9.4%	18.0%
Annualized return on average equity
Net income	13.2%	18.4%			11.2%	18.4%
Operating income	12.0%	18.8%			9.4%	18.0%

See pages 7, 26 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments, preference shares and average after-tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Quarterly

(in US$ millions except for percentages and per share amounts)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008

UNDERWRITING REVENUES
Gross written premiums	$412.8	$415.8	$545.4	$702.8	$405.7	$490.3	$534.3	$636.8	$435.4
Premiums ceded	(17.6)	(38.8)	(6.6)	(122.7)	(22.3)	(28.2)	(49.6)	(130.2)	(29.3)

Net written premiums	395.2	377.0	538.8	580.1	383.4	462.1	484.7	506.6	406.1
Change in unearned premiums	104.5	74.7	(58.9)	(112.5)	92.8	8.8	(56.1)	(59.3)	72.5

Net earned premiums	499.7	451.7	479.9	467.6	476.2	470.9	428.6	447.3	478.6

UNDERWRITING EXPENSES
Losses and loss expenses	307.4	285.8	276.7	378.8	227.5	235.1	234.7	250.8	310.6
Acquisition expenses	90.6	75.6	77.8	84.5	95.1	79.6	80.8	78.6	87.5
General, administrative and corporate expenses	78.5	65.0	62.6	52.5	80.3	63.7	59.9	48.5	48.6

Total underwriting expenses	476.5	426.4	417.1	515.8	402.9	378.4	375.4	377.9	446.7

Underwriting income/(loss) including corporate expenses	23.2	25.3	62.8	(48.2)	73.3	92.5	53.2	69.4	31.9

OTHER OPERATING REVENUE
Net investment income	57.0	58.1	57.5	59.4	58.2	58.9	72.2	59.2	10.3
Interest expense	(4.8)	(3.9)	(4.0)	(3.8)	(3.8)	(3.9)	(4.0)	(3.9)	(3.9)

Total other operating revenue	52.2	54.2	53.5	55.6	54.4	55.0	68.2	55.3	6.4

Other income/(expense)	10.1	(1.9)	1.6	(0.9)	0.9	1.1	0.7	(2.7)	(0.5)

OPERATING INCOME BEFORE TAX	85.5	77.6	117.9	6.5	128.6	148.6	122.1	122.0	37.8

OTHER
Net realized and unrealized exchange gains/(losses)	(0.1)	3.4	(2.6)	1.5	(6.7)	7.9	3.1	(2.3)	(4.8)
Net realized and unrealized investment gains/(losses)	10.5	22.1	5.7	12.3	4.2	14.6	4.8	(12.2)	8.4

INCOME BEFORE TAX	95.9	103.1	121.0	20.3	126.1	171.1	130.0	107.5	41.4
Income tax (expense)/recovery	(3.2)	(10.3)	(12.1)	(2.0)	0.2	(25.3)	(19.6)	(16.1)	(19.6)

NET INCOME AFTER TAX	92.7	92.8	108.9	18.3	126.3	145.8	110.4	91.4	21.8
Dividends paid on ordinary shares	(11.5)	(11.5)	(11.7)	(11.8)	(12.6)	(12.6)	(12.3)	(12.3)	(12.3)
Dividend paid on preference shares	(5.7)	(5.7)	(5.7)	(5.7)	(5.5)	(5.6)	(5.8)	(6.9)	(6.9)

Retained income	$75.5	$75.6	$91.5	$0.8	$108.2	$127.6	$92.3	$72.2	$2.6

Components of net income after tax
Operating income	$85.0	$69.7	$104.9	$6.1	$129.2	$125.6	$103.8	$105.7	$20.5
Net realized and unrealized exchange gains/(losses) after tax	0.2	3.0	(1.3)	1.0	(6.7)	7.9	3.1	(2.3)	(4.8)
Net realized and unrealized investment gains/(losses) after tax	7.5	20.1	5.3	11.2	3.8	12.3	3.5	(12.0)	6.1

NET INCOME AFTER TAX	$92.7	$92.8	$108.9	$18.3	$126.3	$145.8	$110.4	$91.4	$21.8

Loss ratio	61.5%	63.3%	57.7%	81.0%	47.8%	49.9%	54.8%	56.1%	64.9%
Policy acquisition expense ratio	18.1%	16.7%	16.2%	18.1%	20.0%	16.9%	18.9%	17.6%	18.3%
Operating and administrative expense ratio	15.7%	14.4%	13.0%	11.2%	16.9%	13.5%	14.0%	10.8%	10.2%
Expense ratio	33.8%	31.1%	29.2%	29.3%	36.9%	30.4%	32.9%	28.4%	28.5%
Combined ratio	95.3%	94.4%	86.9%	110.3%	84.7%	80.3%	87.7%	84.5%	93.4%

Basic earnings per share(1)	$1.18	$1.14	$1.34	$0.16	$1.45	$1.69	$1.26	$1.42	$0.18
Diluted earnings per share	$1.12	$1.08	$1.28	$0.16	$1.40	$1.63	$1.22	$1.39	$0.18
Annualized return on average equity
Net income	13.2%	13.2%	16.4%	2.0%	18.4%	22.4%	17.6%	14.8%	2.8%
Operating income	12.0%	9.6%	15.6%	—	18.8%	19.2%	16.4%	17.6%	2.4%

See pages 7, 26 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Adjusted for preference share dividend and cancellation of preference shares.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Twelve Months Ended December 31,
(in US$ millions except for percentages)	2010	2009	2008

UNDERWRITING REVENUES
Gross written premiums	$2,076.8	$2,067.1	$2,001.7
Premiums ceded	(185.7)	(230.3)	(166.2)

Net written premiums	1,891.1	1,836.8	1,835.5
Change in unearned premiums	7.8	(13.8)	(133.8)

Net earned premiums	1,898.9	1,823.0	1,701.7

UNDERWRITING EXPENSES
Losses and loss expenses	1,248.7	948.1	1,119.5
Acquisition expenses	328.5	334.1	299.3
General, administrative and corporate expenses	258.6	252.4	208.1

Total underwriting expenses	1,835.8	1,534.6	1,626.9

Underwriting income including corporate expenses	63.1	288.4	74.8

OTHER OPERATING REVENUE
Net investment income	232.0	248.5	139.2
Interest expense	(16.5)	(15.6)	(15.6)

Total other operating revenue	215.5	232.9	123.6

Other income/(expense)	8.9	—	(2.1)

OPERATING INCOME BEFORE TAX	287.5	521.3	196.3

OTHER
Net realized and unrealized exchange gains/(losses)	2.2	2.0	(8.2)
Net realized and unrealized investment gains/(losses)	50.6	11.4	(47.9)

INCOME BEFORE TAX	340.3	534.7	140.2
Income tax expense	(27.6)	(60.8)	(36.4)

NET INCOME AFTER TAX	312.7	473.9	103.8
Dividends paid on ordinary shares	(46.5)	(49.8)	(50.2)
Dividends paid on preference shares	(22.8)	(23.8)	(27.7)

Retained income	$243.4	$400.3	$25.9

Components of net income after tax
Operating income	$265.7	$464.3	$151.5
Net realized and unrealized exchange gains/(losses) after tax	2.9	2.0	(8.2)
Net realized and unrealized investment gains/(losses) after tax	44.1	7.6	(39.5)

NET INCOME AFTER TAX	$312.7	$473.9	$103.8

Loss ratio	65.8%	52.0%	65.8%
Policy acquisition expense ratio	17.3%	18.3%	17.6%
Operating and administrative expense ratio	13.6%	13.8%	12.2%
Expense ratio	30.9%	32.1%	29.8%
Combined ratio	96.7%	84.1%	95.6%

See pages 7, 26 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	December 31,	September 30,	June 30,	March 31,	December 31,
(in US$ millions, except for per share amounts)	2010	2010	2010	2010	2009

ASSETS
Investments
Fixed income maturities	$5,766.6	$5,963.1	$5,753.6	$5,661.8	$5,598.0
Other investments	30.0	28.7	27.8	27.5	27.3
Short-term investments	289.7	299.5	304.3	251.9	371.7

Total investments	6,086.3	6,291.3	6,085.7	5,941.2	5,997.0

Cash and cash equivalents	1,179.1	914.3	726.1	701.4	748.4
Reinsurance recoverables
Unpaid losses	279.9	263.8	247.6	262.9	321.5
Ceded unearned premiums	62.4	43.4	106.2	210.2	103.8
Receivables
Underwriting premiums	821.7	880.7	981.0	914.0	708.3
Other	67.9	81.9	73.4	62.2	64.1
Funds withheld	83.3	79.0	83.5	73.6	85.1
Deferred policy acquisition costs	166.8	187.2	201.2	202.7	165.5
Derivatives at fair value	6.8	1.5	4.3	4.9	6.7
Receivable for securities sold	0.2	2.1	16.9	13.5	11.9
Office properties and equipment	34.8	32.3	28.4	27.6	27.5
Other assets	21.9	20.7	16.0	14.9	9.2
Intangible assets	21.0	21.4	11.5	12.0	8.2

Total assets	$8,832.1	$8,819.6	$8,581.8	$8,441.1	$8,257.2

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$3,820.5	$3,672.2	$3,485.7	$3,452.0	$3,331.1
Unearned premiums	859.0	951.6	1,061.2	1,107.8	907.6

Total insurance reserves	4,679.5	4,623.8	4,546.9	4,559.8	4,238.7

Payables
Reinsurance premiums	113.7	141.9	159.3	193.2	110.8
Taxation	60.2	91.7	74.2	77.4	94.2
Accrued expenses and other payables	238.0	268.0	242.3	213.5	249.3
Liabilities under derivative contracts	—	3.8	5.6	7.4	9.2

Total payables	411.9	505.4	481.4	491.5	463.5

Long-term debt	498.8	249.7	249.6	249.6	249.6

Total liabilities	5,590.2	5,378.9	5,277.9	5,300.9	4,951.8

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Minority interest	0.5	0.6	—	—	—
Preference shares	—	—	—	—	—
Additional paid-in capital	1,388.3	1,561.5	1,566.2	1,565.0	1,763.0
Retained earnings	1,528.7	1,452.9	1,377.3	1,285.8	1,285.0
Accumulated other comprehensive income, net of taxes	324.3	425.6	360.3	289.3	257.3

Total shareholders’ equity	3,241.9	3,440.7	3,303.9	3,140.2	3,305.4

Total liabilities and shareholders’ equity	$8,832.1	$8,819.6	$8,581.8	$8,441.1	$8,257.2

Book value per ordinary share	$40.96	$40.28	$38.46	$36.25	$35.42

See pages 7, 26 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
(in US$ except for number of shares)	2010	2009	2010	2009

Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.18	$1.45	$3.80	$5.82
Operating income adjusted for preference share dividend	$1.08	$1.48	$3.18	$5.33
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.12	$1.40	$3.62	$5.64
Operating income adjusted for preference share dividend	$1.02	$1.44	$3.03	$5.16
Weighted average number of ordinary shares outstanding (in millions)	73.996	83.239	76.343	82.698
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	77.733	86.412	80.016	85.327
Book value per ordinary share	$40.96	$35.42	$40.96	$35.42
Diluted book value per ordinary share (treasury stock method)	$38.90	$34.14	$38.90	$34.14
Ordinary shares outstanding at end of the period (in millions)	70.508	83.328	70.508	83.328
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	74.253	86.465	74.253	86.465

See pages 7, 26 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended		Twelve Months Ended
(in US$ millions except for percentages)	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Average shareholders’ equity for the quarter and the year to date	$3,341.3	$3,258.8	$3,288.4	$3,016.9
Average preference shares for the quarter and the year to date	(353.6)	(353.6)	(353.6)	(368.7)
Average cumulative foreign currency translation adjustments, net of taxes, for the quarter and the year to date	(111.8)	(98.4)	(109.5)	(86.2)
Average unrealized (appreciation)/depreciation on investments, net of taxes, for the quarter and the year to date	(263.2)	(167.6)	(228.1)	(109.6)

Average equity	$2,612.7	$2,639.2	$2,597.2	$2,452.4

Return on average equity:
Net income adjusted for preference share dividend	3.3%	4.6%	11.2%	18.4%
Operating income adjusted for preference share dividend	3.0%	4.7%	9.4%	18.0%
Annualized return on average equity:
Net income	13.2%	18.4%	11.2%	18.4%
Operating income	12.0%	18.8%	9.4%	18.0%
Components of return on average equity:
Return on average equity from underwriting activity (1)	0.9%	2.8%	2.4%	11.8%
Return on average equity from investment and other activity (2)	2.2%	1.9%	7.8%	8.5%
Pre-tax operating income return on average equity	3.1%	4.7%	10.2%	20.3%
Post-tax operating income return on average equity (3)	3.0%	4.7%	9.4%	18.0%

See pages 7, 26 and 28 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Calculated by using underwriting income.

2.   Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

3.   Calculated by using operating income after-tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Changes to Segmental Reporting

As a result of a shift in the Company’s operating structure and the implementation of a number of strategic initiatives in 2010, the Company changed the composition of its business segments to reflect the manner in which the business is managed. The Company is currently organized into two underwriting segments: insurance and reinsurance, with an additional segment for corporate and other. These segments form the basis of how the Company monitors the performance of its operations.

*	Structured business was previously allocated to Property Reinsurance, Casualty Reinsurance and International Insurance on an individual contract basis. In the new basis, all structured business will be included in Specialty Reinsurance within the reinsurance segment.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

Management has changed the composition of its business segments as a result of a shift in the Company’s operating structure in 2010. An explanation of the changes to the segments is included on page 8. The results under the previous segments are shown in the appendix, pages A1 to A7. Information related to prior periods has been re-presented to conform to the current period presentation. There was no effect on net income as a result of these changes.

	Three Months Ended December 31, 2010			Three Months Ended December 31, 2009
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$152.8	$260.0	$412.8	$169.7	$236.0	$405.7
Net written premiums	148.5	246.7	395.2	158.3	225.1	383.4
Gross earned premiums	303.9	246.5	550.4	306.5	222.2	528.7
Net earned premiums	292.1	207.6	499.7	289.0	187.2	476.2
Losses and loss expenses	146.8	160.6	307.4	115.3	112.2	227.5
Policy acquisition expenses	58.8	31.8	90.6	62.1	33.0	95.1
Operating and administrative expenses	32.8	33.5	66.3	30.3	30.0	60.3

Underwriting income/(loss)	$53.7	$(18.3)	$35.4	$81.3	$12.0	$93.3

Net investment income			57.0			58.2
Net realized gains/(losses)			10.5			4.2
Corporate (expenses)			(12.2)			(20.0)
Other income			10.1			0.9
Interest (expenses)			(4.8)			(3.8)
Net foreign exchange gains/(losses)			(0.1)			(6.7)

Income before income taxes			95.9			126.1
Income tax (expense)/recovery			(3.2)			0.2

Net income			$92.7			$126.3

Ratios
Loss ratio	50.3%	77.4%	61.5%	39.9%	59.9%	47.8%
Policy acquisition expense ratio	20.1%	15.3%	18.1%	21.5%	17.6%	20.0%
Operating and administrative expense ratio	11.2%	16.1%	15.7%	10.5%	16.0%	16.9%
Expense ratio	31.3%	31.4%	33.8%	32.0%	33.6%	36.9%
Combined ratio	81.6%	108.8%	95.3%	71.9%	93.5%	84.7%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

Management has changed the composition of its business segments as a result of a shift in the Company’s operating structure in 2010. An explanation of the changes to the segments is included on page 8. The results under the previous segments are shown in the appendix, pages A1 to A7. Information related to prior periods has been re-presented to conform to the current period presentation. There was no effect on net income as a result of these changes.

	Twelve Months Ended December 31, 2010			Twelve Months Ended December 31, 2009
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$1,162.2	$914.6	$2,076.8	$1,176.0	$891.1	$2,067.1
Net written premiums	1,118.5	772.6	1,891.1	1,116.7	720.1	1,836.8
Gross earned premiums	1,186.4	907.9	2,094.3	1,164.4	871.0	2,035.4
Net earned premiums	1,141.8	757.1	1,898.9	1,108.1	714.9	1,823.0
Losses and loss expenses	693.5	555.2	1,248.7	467.3	480.8	948.1
Policy acquisition expenses	202.4	126.1	328.5	214.6	119.5	334.1
Operating and administrative expenses	112.3	99.4	211.7	97.5	100.7	198.2

Underwriting income/(loss)	$133.6	$(23.6)	$110.0	$328.7	$13.9	$342.6

Net investment income			232.0			248.5
Net realized gains/(losses)			50.6			11.4
Corporate (expenses)			(46.9)			(54.2)
Other income			8.9			—
Interest (expenses)			(16.5)			(15.6)
Net foreign exchange gains/(losses)			2.2			2.0

Income before income taxes			340.3			534.7
Income tax (expense)			(27.6)			(60.8)

Net income			$312.7			$473.9

Ratios
Loss ratio	60.7%	73.3%	65.8%	42.2%	67.3%	52.0%
Policy acquisition expense ratio	17.7%	16.7%	17.3%	19.4%	16.7%	18.3%
Operating and administrative expense ratio	9.8%	13.1%	13.6%	8.8%	14.1%	13.8%
Expense ratio	27.5%	29.8%	30.9%	28.2%	30.8%	32.1%
Combined ratio	88.2%	103.1%	96.7%	70.4%	98.1%	84.1%

Aspen Insurance Holdings Limited

Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Gross written premiums	$152.8	$236.0	$283.3	$490.1	$169.7	$296.1	$257.4	$452.8
Net written premiums	148.5	229.6	279.1	461.3	158.3	289.3	255.8	413.3
Gross earned premiums	303.9	277.9	302.7	301.9	306.5	301.4	268.8	287.7
Net earned premiums	292.1	267.5	291.2	291.0	289.0	288.4	255.5	275.2
Net losses and loss expenses	146.8	143.5	146.4	256.8	115.3	127.1	102.8	122.1
Policy acquisition expenses	58.8	43.9	47.3	52.4	62.1	49.3	51.8	51.4
Operating and administrative expenses	32.8	27.1	30.1	22.3	30.3	25.7	23.1	18.4

Underwriting income/(loss)	$53.7	$53.0	$67.4	$(40.5)	$81.3	$86.3	$77.8	$83.3

Ratios
Loss ratio	50.3%	53.6%	50.3%	88.2%	39.9%	44.1%	40.2%	44.4%
Policy acquisition expense ratio	20.1%	16.4%	16.2%	18.0%	21.5%	17.1%	20.3%	18.7%
Operating and administrative expense ratio	11.2%	10.1%	10.3%	7.7%	10.5%	8.9%	9.0%	6.7%
Expense ratio	31.3%	26.5%	26.5%	25.7%	32.0%	26.0%	29.3%	25.4%
Combined ratio	81.6%	80.1%	76.8%	113.9%	71.9%	70.1%	69.5%	69.8%

Aspen Insurance Holdings Limited

Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Gross written premiums	$260.0	$179.8	$262.1	$212.7	$236.0	$194.2	$276.9	$184.0
Net written premiums	246.7	147.4	259.7	118.8	225.1	172.8	228.9	93.3
Gross earned premiums	246.5	225.4	220.8	215.2	222.2	220.8	222.5	205.5
Net earned premiums	207.6	184.2	188.7	176.6	187.2	182.5	173.1	172.1
Net losses and loss expenses	160.6	142.3	130.3	122.0	112.2	108.0	131.9	128.7
Policy acquisition expenses	31.8	31.7	30.5	32.1	33.0	30.3	29.0	27.2
Operating and administrative expenses	33.5	23.6	21.9	20.4	30.0	23.3	27.1	20.3

Underwriting (loss)/income	$(18.3)	$(13.4)	$6.0	$2.1	$12.0	$20.9	$(14.9)	$(4.1)

Ratios
Loss ratio	77.4%	77.3%	69.1%	69.1%	59.9%	59.2%	76.2%	74.8%
Policy acquisition expense ratio	15.3%	17.2%	16.2%	18.2%	17.6%	16.6%	16.8%	15.8%
Operating and administrative expense ratio	16.1%	12.8%	11.6%	11.6%	16.0%	12.8%	15.7%	11.8%
Expense ratio	31.4%	30.0%	27.8%	29.8%	33.6%	29.4%	32.5%	27.6%
Combined ratio	108.8%	107.3%	96.9%	98.9%	93.5%	88.6%	108.7%	102.4%

Aspen Insurance Holdings Limited

Gross Written Premiums by Segment And Line Of Business

(in US$ millions)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Gross Written Premium
Reinsurance
Property Catastrophe Reinsurance	$4.2	$51.3	$91.2	$146.2	$0.9	$58.1	$78.5	$116.7
Other Property Reinsurance	48.2	66.3	80.7	73.7	63.9	75.5	85.8	88.8
Casualty Reinsurance	44.5	70.0	51.5	174.5	50.3	79.1	46.7	175.8
Specialty Reinsurance	55.9	48.4	59.9	95.7	54.6	83.4	46.4	71.5

Total Reinsurance	$152.8	$236.0	$283.3	$490.1	$169.7	$296.1	$257.4	$452.8

Insurance
Property Insurance	$28.7	$37.0	$69.3	$36.7	$28.5	$30.5	$54.9	$25.3
Casualty Insurance	42.7	23.6	44.7	37.2	47.9	53.1	52.9	42.2
Marine, Energy and Transportation Insurance	136.3	70.1	118.1	110.6	124.9	75.0	149.4	94.1
Financial and Professional Lines Insurance	52.3	49.1	30.0	28.2	34.7	35.6	19.7	22.4

Total Insurance	$260.0	$179.8	$262.1	$212.7	$236.0	$194.2	$276.9	$184.0

Total Gross Written Premiums	$412.8	$415.8	$545.4	$702.8	$405.7	$490.3	$534.3	$636.8

Net Written Premium
Reinsurance
Property Catastrophe Reinsurance	$3.9	$45.4	$88.1	$130.9	$(3.7)	$48.3	$76.6	$87.2
Other Property Reinsurance	46.1	65.3	79.6	65.5	57.6	76.1	86.1	80.0
Casualty Reinsurance	44.5	70.0	51.3	169.6	51.0	81.5	46.6	174.8
Specialty Reinsurance	54.0	48.9	60.1	95.3	53.4	83.4	46.5	71.3

Total Reinsurance	$148.5	$229.6	$279.1	$461.3	$158.3	$289.3	$255.8	$413.3

Insurance
Property Insurance	$25.3	$30.7	$62.4	$14.9	$19.5	$23.9	$45.4	$(1.9)
Casualty Insurance	36.4	20.6	41.7	27.4	36.7	45.2	45.1	36.4
Marine, Energy and Transportation Insurance	136.0	57.5	130.8	70.3	125.4	68.9	144.4	55.4
Financial and Professional Lines Insurance	49.0	38.6	24.8	6.2	43.5	34.8	(6.0)	3.4

Total Insurance	$246.7	$147.4	$259.7	$118.8	$225.1	$172.8	$228.9	$93.3

Total Net Written Premiums	$395.2	$377.0	$538.8	$580.1	$383.4	$462.1	$484.7	$506.6

Net Earned Premium
Reinsurance
Property Catastrophe Reinsurance	$63.1	$66.5	$66.2	$70.6	$49.8	$55.3	$52.7	$49.4
Other Property Reinsurance	63.0	61.0	67.8	63.5	79.3	67.4	68.9	81.2
Casualty Reinsurance	90.0	84.8	90.3	89.0	93.3	94.6	87.7	96.6
Specialty Reinsurance	76.0	55.2	66.9	67.9	66.6	71.1	46.2	48.0

Total Reinsurance	$292.1	$267.5	$291.2	$291.0	$289.0	$288.4	$255.5	$275.2

Insurance
Property Insurance	$31.0	$33.2	$30.1	$25.8	$17.3	$21.9	$19.1	$18.9
Casualty Insurance	26.7	24.9	39.8	38.9	42.7	43.6	43.2	46.2
Marine, Energy and Transportation Insurance	124.3	94.6	97.4	94.3	103.8	98.1	99.7	88.0
Financial and Professional Lines Insurance	25.6	31.5	21.4	17.6	23.4	18.9	11.1	19.0

Total Insurance	$207.6	$184.2	$188.7	$176.6	$187.2	$182.5	$173.1	$172.1

Total Net Earned Premiums	$499.7	$451.7	$479.9	$467.6	$476.2	$470.9	$428.6	$447.3

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended December 31, 2010						Three Months Ended December 31, 2009
	Reinsurance		Insurance		Total		Reinsurance		Insurance		Total

Before Accident Year Adjustment
Loss ratio	50.3%		77.4%		61.5%		39.9%		59.9%		47.8%
Policy acquisition expense ratio	20.1%		15.3%		18.1%		21.5%		17.6%		20.0%
Operating and administrative expense ratio	11.2%		16.1%		15.7%		10.5%		16.0%		16.9%
Expense ratio	31.3%		31.4%		33.8%		32.0%		33.6%		36.9%

Combined ratio	81.6%		108.8%		95.3%		71.9%		93.5%		84.7%

Accident Year Adjustment
Loss ratio	13.1%		(7.7%	)	4.5%		10.2%		(3.9%	)	5.1%
Policy acquisition expense ratio	(3.6%	)	0.4%		(1.9%	)	(0.1%	)	0.2%		—
Operating and administrative expense ratio	0.2%		1.1%		0.5%		0.8%		0.6%		0.9%
Expense ratio	(3.4%	)	1.5%		(1.4%	)	0.7%		0.8%		0.9%

Combined ratio	9.7%		(6.2%	)	3.1%		10.9%		(3.1%	)	6.0%

Accident Year Ratios
Current accident year loss ratio	63.4%		69.7%		66.0%		50.1%		56.0%		52.9%
Policy acquisition expense ratio	16.5%		15.7%		16.2%		21.4%		17.8%		20.0%
Operating and administrative expense ratio	11.4%		17.2%		16.2%		11.3%		16.6%		17.8%
Expense ratio	27.9%		32.9%		32.4%		32.7%		34.4%		37.8%

Combined ratio	91.3%		102.6%		98.4%		82.8%		90.4%		90.7%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Twelve Months Ended December 31, 2010						Twelve Months Ended December 31, 2009
	Reinsurance		Insurance		Total		Reinsurance		Insurance		Total

Before Accident Year Adjustment
Loss ratio	60.7%		73.3%		65.8%		42.2%		67.3%		52.0%
Policy acquisition expense ratio	17.7%		16.7%		17.3%		19.4%		16.7%		18.3%
Operating and administrative expense ratio	9.8%		13.1%		13.6%		8.8%		14.1%		13.8%
Expense ratio	27.5%		29.8%		30.9%		28.2%		30.8%		32.1%

Combined ratio	88.2%		103.1%		96.7%		70.4%		98.1%		84.1%

Accident Year Adjustment
Loss ratio	7.0%		(4.3%	)	2.5%		9.7%		(0.7%	)	5.7%
Policy acquisition expense ratio	(1.0%	)	—		(0.6%	)	(0.3%	)	0.1%		(0.1%	)
Operating and administrative expense ratio	0.2%		0.4%		0.3%		0.1%		0.5%		0.3%
Expense ratio	(0.8%	)	0.4%		(0.3%	)	(0.2%	)	0.6%		0.2%

Combined ratio	6.2%		(3.9%	)	2.2%		9.5%		(0.1%	)	5.9%

Accident Year Ratios
Current accident year loss ratio	67.7%		69.0%		68.3%		51.9%		66.6%		57.7%
Policy acquisition expense ratio	16.7%		16.7%		16.7%		19.1%		16.8%		18.2%
Operating and administrative expense ratio	10.0%		13.5%		13.9%		8.9%		14.6%		14.1%
Expense ratio	26.7%		30.2%		30.6%		28.0%		31.4%		32.3%

Combined ratio	94.4%		99.2%		98.9%		79.9%		98.0%		90.0%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Twelve Months Ended December 31,
(in US$ millions)	2010	2009

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Minority Interest
Beginning of period	—	—
Introductory capital	0.8	—
Change in Minority Interest for the year	(0.3)	—

End of period	0.5	—

Additional paid-in capital
Beginning of period	1,763.0	1,754.8
New shares issued	20.3	25.1
Ordinary shares repurchased	(407.8)	—
Preference shares repurchased	—	(34.1)
Share-based compensation	12.8	17.2

End of period	1,388.3	1,763.0

Retained earnings
Beginning of period	1,285.0	884.7
Net income for the period	312.7	473.9
Dividends paid on ordinary and preference shares	(69.3)	(73.6)
Proportion of net (income)/loss due to Minority Interest	0.3	—

End of period	1,528.7	1,285.0

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	103.4	87.6
Change for the period	10.0	15.8

End of period	113.4	103.4

Loss on derivatives:
Beginning of period	(1.2)	(1.4)
Reclassification to interest payable	0.2	0.2

End of period	(1.0)	(1.2)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	155.1	53.3
Change for the period	56.8	101.8

End of period	211.9	155.1

Total accumulated other comprehensive income	324.3	257.3

Total shareholders’ equity	$3,241.9	$3,305.4

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2010	2009	2010	2009

Net income	$92.7	$126.3	$312.7	$473.9

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(10.3)	(11.2)	(21.0)	3.8
Change in net unrealized gains and losses on available for sale securities held	(94.3)	(16.3)	77.8	98.0
Loss on derivatives reclassified to interest expense	—	0.1	0.2	0.2
Change in foreign currency translation adjustment	3.3	10.1	10.0	15.8

Other comprehensive income/(loss)	(101.3)	(17.3)	67.0	117.8

Comprehensive income	$(8.6)	$109.0	$379.7	$591.7

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in US$ millions)	2010	2009	2010	2009

Net cash from/(used in) operating activities	$122.3	$157.5	$624.6	$646.6
Net cash from/(used in) investing activities	98.7	(345.8)	17.6	(682.4)
Net cash from/(used in) financing activities	52.4	(18.1)	(207.1)	(82.6)
Effect of exchange rate movements on cash and cash equivalents	(8.6)	6.0	(4.4)	57.7

Increase/(decrease) in cash and cash equivalents	264.8	(200.4)	430.7	(60.7)
Cash at beginning of period	914.3	948.8	748.4	809.1

Cash at end of period	$1,179.1	$748.4	$1,179.1	$748.4

Aspen Insurance Holdings Limited

Reserves for Losses and Loss Expenses

	As At	As At
	December 31,	December 31,
(in US$ millions)	2010	2009

Provision for losses and loss expenses at start of period	$3,331.1	$3,070.3
Reinsurance recoverables	(321.5)	(283.3)

Net loss and loss expenses at start of period	3,009.6	2,787.0

Net loss and loss expenses disposed	(35.5)	(10.0)

Provision for losses and loss expenses for claims incurred
Current period	1,270.1	1,032.5
Prior period release	(21.4)	(84.4)

Total incurred	1,248.7	948.1

Losses and loss expense payments for claims incurred	(666.8)	(808.6)

Foreign exchange (gains)/losses	(15.4)	93.1

Net loss and loss expense reserves at end of period	3,540.6	3,009.6
Reinsurance recoverables on unpaid losses at end of period	279.9	321.5

Gross loss and loss expense reserves at end of period	$3,820.5	$3,331.1

Aspen Insurance Holdings Limited

Reserves By Operating Segment

	As At December 31, 2010			As At December 31, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$2,304.6	$(60.7)	$2,243.9	$2,069.4	$(81.0)	$1,988.4
Insurance	1,515.9	(219.2)	1,296.7	1,261.7	(240.5)	1,021.2

Total losses and loss expense reserves	$3,820.5	$(279.9)	$3,540.6	$3,331.1	$(321.5)	$3,009.6

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Three Months Ended			Three Months Ended
	December 31, 2010			December 31, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$34.1	$2.0	$36.1	$23.6	$(0.9)	$22.7
Insurance	(48.6)	25.1	(23.5)	(28.6)	19.3	(9.3)

(Strengthening)/release in reserves for prior years during the period	$(14.5)	$27.1	$12.6	$(5.0)	$18.4	$13.4

	Twelve Months Ended			Twelve Months Ended
	December 31, 2010			December 31, 2009
		Reinsurance			Reinsurance
	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$66.4	$(0.8)	$65.6	$99.2	$4.6	$103.8
Insurance	(73.6)	29.4	(44.2)	(70.8)	51.4	(19.4)

(Strengthening)/release in reserves for prior years during the period	$(7.2)	$28.6	$21.4	$28.4	$56.0	$84.4

Aspen Insurance Holdings Limited

Ratings of Reinsurers

(in US$ millions except for percentages)	As at December 31, 2010		As at December 31, 2009

S&P
AAA	$—	—	$11.8	3.7%
AA+	7.5	2.7%	—	—
AA−	73.4	26.2%	76.0	23.6%
A+	133.0	47.5%	173.9	54.1%
A	12.9	4.6%	10.9	3.3%
A−	11.3	4.1%	12.5	3.9%
BBB+	2.5	0.9%	—	—
BBB+	0.6	0.2%	—	—
Fully collateralized	—	—	0.5	0.2%
Not rated	38.7	13.8%	35.9	11.2%

	$279.9	100.0%	$321.5	100.0%

A.M. Best
A++	$7.5	2.7%	$13.2	4.1%
A+	74.0	26.4%	57.0	17.7%
A	173.5	62.0%	226.2	70.4%
A−	15.7	5.6%	21.3	6.6%
F	0.7	0.3%	—	—
Fully collateralized	—	—	0.5	0.2%
Not rated	8.5	3.0%	3.3	1.0%

	$279.9	100.0%	$321.5	100.0%

Aspen Insurance Holdings Limited
Consolidated Investment Portfolio

	As At December 31, 2010
		Gross	Gross		As At	As At	As At	As At	As At
	Amortized	Unrealized	Unrealized		December 31,	September 30,	June 30,	March 31,	December 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Fair Value	2010	2010	2010	2010	2009

Marketable Securities — Available For Sale
U.S. government securities	$701.5	$25.5	$(1.6)	$725.4	9.9%	10.9%	10.4%	9.7%	7.5%
U.S. agency securities	278.7	23.6	—	302.3	4.1%	4.8%	5.0%	5.2%	5.7%
Municipal securities	31.1	0.4	(0.8)	30.7	0.4%	0.4%	0.6%	0.4%	0.3%
Corporate securities	2,208.4	121.0	(3.7)	2,325.7	31.8%	33.3%	33.8%	33.4%	33.3%
Foreign government securities	601.0	16.9	(1.0)	616.9	8.4%	8.2%	7.9%	8.4%	7.7%
Asset-backed securities	54.0	4.8	—	58.8	0.8%	1.1%	1.1%	1.3%	1.7%
Mortgage-backed securities	1,246.1	57.1	(2.6)	1,300.6	17.8%	17.8%	19.6%	20.7%	21.1%

Total fixed income maturities	5,120.8	249.3	(9.7)	5,360.4	73.2%	76.5%	78.4%	79.1%	77.3%
Short-term investments	286.1	—	(0.1)	286.0	3.9%	4.1%	4.4%	3.8%	5.4%

Total Available For Sale	$5,406.9	$249.3	$(9.8)	$5,646.4	77.1%	80.6%	82.8%	82.9%	82.7%

Marketable Securities — Trading
U.S. government securities	$48.9	$0.1	$(0.7)	$48.3	0.7%	0.6%	0.4%	0.1%	0.1%
U.S. agency securities	0.5	—	—	0.5	—	—	—	—	—
Municipal securities	3.2	0.1	—	3.3	0.1%	—	—	—	—
Corporate securities	322.4	18.4	(1.0)	339.8	4.6%	4.8%	4.8%	5.1%	4.8%
Foreign government securities	8.9	0.5	—	9.4	0.1%	0.1%	0.1%	0.1%	0.1%
Asset-backed securities	4.9	—	—	4.9	0.1%	0.1%	0.1%	0.1%	0.1%

Total fixed income maturities	388.8	19.1	(1.7)	406.2	5.6%	5.6%	5.4%	5.4%	5.1%
Short-term investments	3.7	—	—	3.7	0.1%	—	—	—	—

Total Trading	$392.5	$19.1	$(1.7)	$409.9	5.7%	5.6%	5.4%	5.4%	5.1%

Other investments				$30.0	0.4%	0.4%	0.4%	0.4%	0.4%

Cash				1,179.1	16.1%	12.6%	10.6%	10.5%	11.0%
Accrued interest				54.4	0.7%	0.8%	0.8%	0.8%	0.8%

Total Cash and Accrued Interest				$1,233.5	16.8%	13.4%	11.4%	11.3%	11.8%

Total Cash and Investments				$7,319.8	100.0%	100.0%	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At December 31, 2010		As At December 31, 2009
	Amortized	Fair Market	Amortized	Fair Market
(in US$ millions except for percentages)	Cost	Value	Cost	Value

Maturity of Available For Sale Portfolio
Due in one year or less	$337.7	$343.8	$296.4	$301.4
Due after one year through five years	2,236.3	2,330.9	2,057.1	2,133.2
Due after five years through ten years	1,146.6	1,222.2	1,094.2	1,143.5
Due after ten years	100.1	104.1	121.0	124.9

Subtotal	3,820.7	4,001.0	3,568.7	3,703.0
Non-agency residential mortgage-backed securities	—	—	34.2	42.2
Non-agency commercial mortgage-backed securities	119.7	128.1	178.5	180.0
Agency mortgage-backed securities	1,126.4	1,172.5	1,172.9	1,209.6
Other asset-backed securities	54.0	58.8	110.0	115.1

Total	$5,120.8	$5,360.4	$5,064.3	$5,249.9

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Net investment income from fixed income investments and cash	$57.0	$58.1	$57.5	$59.4	$58.6	$58.9	$56.0	$55.2
Net investment income/(loss) from funds of hedge funds	—	—	—	—	(0.4)	—	16.2	4.0

Net investment income	57.0	58.1	57.5	59.4	58.2	58.9	72.2	59.2
Net realized investment gains	10.5	22.1	5.7	12.6	7.5	16.4	7.7	3.1
Other-than-temporary impairment charges	—	—	—	(0.3)	(3.3)	(1.8)	(2.9)	(15.3)
Change in unrealized gains/(losses) on investments (gross of tax)	(122.1)	68.3	82.4	25.3	(33.1)	106.3	41.7	3.3

Total return on investments	$(54.6)	$148.5	$145.6	$97.0	$29.3	$179.8	$118.7	$50.3

Portfolio Characteristics
Fixed income portfolio book yield	3.70%	3.91%	4.05%	4.23%	4.22%	4.13%	4.43%	4.42%
Fixed income portfolio duration	3.3 years	3.1 years	3.0 years	3.3 years	3.3 years	3.3 years	3.2 years	2.9 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Net assets	$3,241.9	$3,440.7	$3,303.9	$3,140.2	$3,305.4
Less: Preference shares	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)

Total	$2,888.3	$3,087.1	$2,950.3	$2,786.6	$2,951.8

Ordinary shares outstanding (in millions)	70.508	76.642	76.701	76.865	83.328

Ordinary shares and dilutive potential ordinary shares (in millions)	74.253	80.765	79.831	80.495	86.465

Book value per ordinary share	$40.96	$40.28	$38.46	$36.25	$35.42

Diluted book value per ordinary share (treasury stock method)	$38.90	$38.23	$36.96	$34.62	$34.14

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended December 31,		Twelve Months Ended December 31,
Weighted average ordinary shares outstanding (millions)	2010	2009	2010	2009

Basic	73.996	83.239	76.343	82.698
Dilutive share equivalents:
Employee options	0.870	0.925	0.874	0.775
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.451	0.362	0.430	0.275
Performance shares	2.061	1.703	2.071	1.396
Restricted share units	0.285	0.183	0.261	0.183
PIERS*	0.070	—	0.037	—

Weighted average diluted shares outstanding	77.733	86.412	80.016	85.327

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

*	Preferred Income Equity Replacement Securities (PIERS)

Aspen Insurance Holdings Limited

Operating Income Reconciliation

Net income is adjusted to exclude after-tax net foreign exchange gains and losses, realized gains and losses in investments and preference share repurchase gains in the first quarter of 2009.

	Three Months Ended		Twelve Months Ended
(in US$ millions except where stated)	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Net income as reported	$92.7	$126.3	$312.7	$473.9
Preference share dividends	(5.7)	(5.5)	(22.8)	(23.8)
Preference share repurchase gain	—	—	—	31.5

Net income available to ordinary shareholders	87.0	120.8	289.9	481.6
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	(0.2)	6.7	(2.9)	(2.0)
Net realized (gains)/losses on investments	(7.5)	(3.8)	(44.1)	(7.6)
Preference share repurchase gain	—	—	—	(31.5)

Operating income after tax available to ordinary shareholders	79.3	123.7	242.9	440.5
Tax on operating income	0.5	(0.6)	21.8	57.0

Operating income before tax available to ordinary shareholders	$79.8	$123.1	$264.7	$497.5

Weighted average ordinary shares outstanding (millions)
Basic	73.996	83.239	76.343	82.698
Dilutive share equivalents:
Employee options	0.870	0.925	0.874	0.775
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.451	0.362	0.430	0.275
Performance shares	2.061	1.703	2.071	1.396
Restricted share units	0.285	0.183	0.261	0.183
PIERS*	0.070	—	0.037	—

Weighted average diluted shares outstanding	77.733	86.412	80.016	85.327

Basic earnings per ordinary share
Net income adjusted for preference share dividend and preference share repurchase gain	$1.18	$1.45	$3.80	$5.82
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	—	0.08	(0.04)	(0.02)
Net realized (gains)/losses on investments	(0.10)	(0.05)	(0.58)	(0.09)
Preference share repurchase gain	—	—	—	(0.38)

Operating income adjusted for preference shares dividend	$1.08	$1.48	$3.18	$5.33

Diluted earnings per ordinary share
Net income adjusted for preference share dividend and preference share repurchase gain	$1.12	$1.40	$3.62	$5.64
Add (deduct) after tax income:
Net foreign exchange (gains)/losses	—	0.08	(0.04)	(0.02)
Net realized (gains)/losses on investments	(0.10)	(0.04)	(0.55)	(0.09)
Preference share repurchase gain	—	—	—	(0.37)

Operating income adjusted for preference shares dividend	$1.02	$1.44	$3.03	$5.16

*	Preferred Income Equity Replacement Securities (PIERS)

Aspen Insurance Holdings Limited
Appendix

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Previous Operating Segment

	Three Months Ended December 31, 2010					Three Months Ended December 31, 2009
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$74.4	$51.1	$257.5	$29.8	$412.8	$77.0	$65.8	$230.4	$32.5	$405.7
Net written premiums	74.4	51.1	245.8	23.9	395.2	67.2	66.5	227.6	22.1	383.4
Gross earned premiums	170.9	100.2	239.0	40.3	550.4	165.3	109.4	214.3	39.7	528.7
Net earned premiums	161.4	99.1	210.7	28.5	499.7	148.0	109.8	193.1	25.3	476.2
Losses and loss expenses	59.8	70.5	131.1	46.0	307.4	24.4	79.6	86.2	37.3	227.5
Policy acquisition expenses	34.2	18.6	32.3	5.5	90.6	34.7	21.6	33.7	5.1	95.1
Operating and administrative expenses	21.7	10.9	34.9	11.0	78.5	26.8	12.8	32.4	8.3	80.3

Underwriting income/(loss)	$45.7	$(0.9)	$12.4	$(34.0)	$23.2	$62.1	$(4.2)	$40.8	$(25.4)	$73.3

Ratios
Loss ratio	37.1%	71.1%	62.2%	161.4%	61.5%	16.5%	72.5%	44.6%	147.4%	47.8%
Policy acquisition expense ratio	21.2%	18.8%	15.3%	19.3%	18.1%	23.4%	19.7%	17.5%	20.2%	20.0%
Operating and administrative expense ratio	13.4%	11.0%	16.6%	38.6%	15.7%	18.1%	11.7%	16.8%	32.8%	16.9%
Expense ratio	34.6%	29.8%	31.9%	57.9%	33.8%	41.5%	31.4%	34.3%	53.0%	36.9%
Combined ratio	71.7%	100.9%	94.1%	219.3%	95.3%	58.0%	103.9%	78.9%	200.4%	84.7%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Previous Operating Segment

	Twelve Months Ended December 31, 2010					Twelve Months Ended December 31, 2009
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$651.1	$361.4	$908.3	$156.0	$2,076.8	$648.7	$408.1	$847.7	$162.6	$2,067.1
Net written premiums	618.8	356.3	790.8	125.2	1,891.1	591.1	410.0	723.4	112.3	1,836.8
Gross earned premiums	656.8	395.6	886.2	155.7	2,094.3	616.8	434.1	836.7	147.8	2,035.4
Net earned premiums	619.8	391.1	769.1	118.9	1,898.9	560.0	435.7	726.1	101.2	1,823.0
Losses and loss expenses	329.1	306.2	505.7	107.7	1,248.7	121.7	293.4	443.6	89.4	948.1
Policy acquisition expenses	116.3	63.7	123.9	24.6	328.5	111.8	82.7	122.6	17.0	334.1
Operating and administrative expenses	80.8	39.8	100.2	37.8	258.6	78.1	42.8	98.3	33.2	252.4

Underwriting income/(loss)	$93.6	$(18.6)	$39.3	$(51.2)	$63.1	$248.4	$16.8	$61.6	$(38.4)	$288.4

Ratios
Loss ratio	53.1%	78.3%	65.8%	90.6%	65.8%	21.7%	67.3%	61.1%	88.3%	52.0%
Policy acquisition expense ratio	18.8%	16.3%	16.1%	20.7%	17.3%	20.0%	19.0%	16.9%	16.8%	18.3%
Operating and administrative expense ratio	13.0%	10.2%	13.0%	31.8%	13.6%	13.9%	9.8%	13.5%	32.8%	13.8%
Expense ratio	31.8%	26.5%	29.1%	52.5%	30.9%	33.9%	28.8%	30.4%	49.6%	32.1%
Combined ratio	84.9%	104.8%	94.9%	143.1%	96.7%	55.6%	96.1%	91.5%	137.9%	84.1%

Aspen Insurance Holdings Limited

Gross Written Premiums By Previous Segment And Line of Business

(in US$ millions)	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Property Reinsurance
Treaty Catastrophe	$4.2	$50.8	$90.7	$145.8	$2.3	$63.8	$78.4	$116.7
Treaty Risk Excess	0.3	25.9	31.3	26.8	9.2	26.8	37.2	31.3
Treaty Pro Rata	34.9	25.9	33.2	41.0	48.2	40.5	44.5	48.2
Global Property Facultative	10.0	11.6	11.0	13.3	11.4	12.8	11.6	17.0
Credit and Surety Reinsurance	17.5	20.0	18.2	18.7	5.9	27.3	8.3	7.3
Agriculture	7.5	3.0	6.4	3.1	—	—	—	—

	$74.4	$137.2	$190.8	$248.7	$77.0	$171.2	$180.0	$220.5

Casualty Reinsurance
U.S. Casualty Treaty	$40.3	$45.5	$43.1	$104.5	$52.3	$74.8	$43.7	$106.3
International Casualty Treaty	5.6	22.3	10.1	71.5	8.3	16.3	12.5	77.0
Global Casualty Facultative	5.2	4.5	3.9	4.9	5.2	5.4	2.8	3.5

	$51.1	$72.3	$57.1	$180.9	$65.8	$96.5	$59.0	$186.8

International Insurance
M.E.C. Liability	$56.5	$14.7	$53.6	$61.3	$36.7	$19.7	$70.2	$50.8
Energy Property	10.3	23.0	23.5	14.3	9.6	16.5	41.0	16.4
Marine Hull	10.8	9.8	15.9	19.1	18.8	13.1	14.8	16.5
Aviation	56.0	20.4	21.6	13.5	57.3	23.5	21.6	10.4
U.K. Commercial Property & Construction	11.4	14.1	30.7	15.5	12.4	13.2	20.2	10.9
U.K. Commercial Liability	8.3	12.6	9.3	9.8	8.6	15.9	11.8	9.1
Global Casualty	26.9	8.6	18.1	15.7	24.5	20.8	21.9	14.5
Professional Liability	15.2	14.6	9.6	8.0	10.7	17.8	9.7	7.7
Financial Institutions	13.7	3.9	3.8	5.4	10.6	7.9	3.7	3.7
Financial and Political Risks	15.4	15.5	14.2	12.0	12.3	7.4	3.6	9.2
Specie	2.7	2.2	3.5	2.4	2.5	2.2	1.8	—
Specialty Reinsurance	22.2	23.6	31.1	59.1	26.4	25.9	18.4	45.5

	$249.4	$163.0	$234.9	$236.1	$230.4	$183.9	$238.7	$194.7

U.S. Insurance
Property	$17.3	$22.9	$38.6	$21.2	$16.1	$17.3	$34.7	$14.4
Casualty	15.6	17.3	19.9	14.4	15.9	18.9	21.9	20.4
Risk Solutions	5.0	3.1	4.1	1.5	0.5	2.5	—	—

	$37.9	$43.3	$62.6	$37.1	$32.5	$38.7	$56.6	$34.8

Total Gross Written Premiums	$412.8	$415.8	$545.4	$702.8	$405.7	$490.3	$534.3	$636.8

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended December 31, 2010										Three Months Ended December 31, 2009
	Property		Casualty		International		U.S.				Property		Casualty	International	U.S.
	Reinsurance		Reinsurance		Insurance		Insurance		Total		Reinsurance		Reinsurance	Insurance	Insurance		Total

Before Accident Year Adjustment
Loss ratio	37.1%		71.1%		62.2%		161.4%		61.5%		16.5%		72.5%	44.6%	147.4%		47.8%
Policy acquisition expense ratio	21.2%		18.8%		15.3%		19.3%		18.1%		23.4%		19.7%	17.5%	20.2%		20.0%
Operating and administrative expense ratio	13.4%		11.0%		16.6%		38.6%		15.7%		18.1%		11.7%	16.8%	32.8%		16.9%
Expense ratio	34.6%		29.8%		31.9%		57.9%		33.8%		41.5%		31.4%	34.3%	53.0%		36.9%

Combined ratio	71.7%		100.9%		94.1%		219.3%		95.3%		58.0%		103.9%	78.9%	200.4%		84.7%

Accident Year Adjustment
Loss ratio	15.6%		3.3%		8.2%		(76.5%	)	4.5%		8.4%		10.4%	6.6%	(49.5%	)	5.1%
Policy acquisition expense ratio	(3.8%	)	(2.0%	)	(0.9%	)	—		(1.9%	)	(0.8%	)	—	0.2%	0.9%		—
Operating and administrative expense ratio	(0.1%	)	0.7%		0.9%		—		0.5%		0.4%		0.3%	1.5%	2.7%		0.9%
Expense ratio	(3.9%	)	(1.3%	)	—		—		(1.4%	)	(0.4%	)	0.3%	1.7%	3.6%		0.9%

Combined ratio	11.7%		2.0%		8.2%		(76.5%	)	3.1%		8.0%		10.7%	8.3%	(45.9%	)	6.0%

Accident Year Ratios
Current accident year loss ratio	52.7%		74.4%		70.4%		84.9%		66.0%		24.9%		82.9%	51.2%	97.9%		52.9%
Policy acquisition expense ratio	17.4%		16.8%		14.4%		19.3%		16.2%		22.6%		19.7%	17.7%	21.1%		20.0%
Operating and administrative expense ratio	13.3%		11.7%		17.5%		38.6%		16.2%		18.5%		12.0%	18.3%	35.5%		17.8%
Expense ratio	30.7%		28.5%		31.9%		57.9%		32.4%		41.1%		31.7%	36.0%	56.6%		37.8%

Combined ratio	83.4%		102.9%		102.3%		142.8%		98.4%		66.0%		114.6%	87.2%	154.5%		90.7%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Twelve Months Ended December 31, 2010									Twelve Months Ended December 31, 2009
	Property		Casualty	International		U.S.				Property		Casualty	International	U.S.
	Reinsurance		Reinsurance	Insurance		Insurance		Total		Reinsurance		Reinsurance	Insurance	Insurance		Total

Before Accident Year Adjustment
Loss ratio	53.1%		78.3%	65.8%		90.6%		65.8%		21.7%		67.3%	61.1%	88.3%		52.0%
Policy acquisition expense ratio	18.8%		16.3%	16.1%		20.7%		17.3%		20.0%		19.0%	16.9%	16.8%		18.3%
Operating and administrative expense ratio	13.0%		10.2%	13.0%		31.8%		13.6%		13.9%		9.8%	13.5%	32.8%		13.8%
Expense ratio	31.8%		26.5%	29.1%		52.5%		30.9%		33.9%		28.8%	30.4%	49.6%		32.1%

Combined ratio	84.9%		104.8%	94.9%		143.1%		96.7%		55.6%		96.1%	91.5%	137.9%		84.1%

Accident Year Adjustment
Loss ratio	6.6%		2.7%	3.3%		(22.6%	)	2.5%		10.6%		6.6%	4.9%	(18.6%	)	5.7%
Policy acquisition expense ratio	(1.1%	)	0.3%	(0.8%	)	—		(0.6%	)	(0.8%	)	—	0.1%	0.1%		(0.1%	)
Operating and administrative expense ratio	—		0.2%	0.5%		—		0.3%		0.3%		0.1%	0.5%	(0.4%	)	0.3%
Expense ratio	(1.1%	)	0.5%	(0.3%	)	—		(0.3%	)	(0.5%	)	0.1%	0.6%	(0.3%	)	0.2%

Combined ratio	5.5%		3.2%	3.0%		(22.6%	)	2.2%		10.1%		6.7%	5.5%	(18.9%	)	5.9%

Accident Year Ratios
Current accident year loss ratio	59.7%		81.0%	69.1%		68.0%		68.3%		32.3%		73.9%	66.0%	69.7%		57.7%
Policy acquisition expense ratio	17.7%		16.6%	15.3%		20.7%		16.7%		19.2%		19.0%	17.0%	16.9%		18.2%
Operating and administrative expense ratio	13.0%		10.4%	13.5%		31.8%		13.9%		14.2%		9.9%	14.0%	32.4%		14.1%
Expense ratio	30.7%		27.0%	28.8%		52.5%		30.6%		33.4%		28.9%	31.0%	49.3%		32.3%

Combined ratio	90.4%		108.0%	97.9%		120.5%		98.9%		65.7%		102.8%	97.0%	119.0%		90.0%

Aspen Insurance Holdings Limited

Reserves by Previous Operating Segment

	As At December 31, 2010			As At December 31, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$515.6	$(21.2)	$494.4	$390.6	$(35.4)	$355.2
Casualty Reinsurance	1,604.8	(3.2)	1,601.6	1,518.9	(6.4)	1,512.5
International Insurance	1,421.9	(200.0)	1,221.9	1,220.1	(227.7)	992.4
U.S. Insurance	278.2	(55.5)	222.7	201.5	(52.0)	149.5

Total losses and loss expense reserves	$3,820.5	$(279.9)	$3,540.6	$3,331.1	$(321.5)	$3,009.6

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Three Months Ended			Three Months Ended
	December 31, 2010			December 31, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$24.4	$0.5	$24.9	$12.8	$(0.9)	$11.9
Casualty Reinsurance	(1.6)	1.0	(0.6)	8.9	—	8.9
International Insurance	2.8	7.8	10.6	(1.0)	5.9	4.9
U.S. Insurance	(39.9)	17.6	(22.3)	(25.7)	13.4	(12.3)

(Strengthening)/release in reserves for prior years during the period	$(14.3)	$26.9	$12.6	$(5.0)	$18.4	$13.4

	Twelve Months Ended			Twelve Months Ended
	December 31, 2010			December 31, 2009
		Reinsurance			Reinsurance
	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$37.1	$1.3	$38.4	$54.8	$3.7	$58.5
Casualty Reinsurance	6.4	(2.3)	4.1	27.5	—	27.5
International Insurance	(0.5)	7.6	7.1	(4.5)	22.2	17.7
U.S. Insurance	(50.2)	22.0	(28.2)	(49.4)	30.1	(19.3)

(Strengthening)/release in reserves for prior years during the period	$(7.2)	$28.6	$21.4	$28.4	$56.0	$84.4